UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 22, 2010
THE GEO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 22, 2010, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter and fiscal year ended January 3, 2010, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call on February 22, 2010 to discuss its financial results for the quarter and fiscal year, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.
In the Press Release, GEO provided certain pro forma financial information for the quarter and fiscal year ended January 3, 2010 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
The Press Release includes three non-GAAP measures, Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Free Cash Flow, that are presented as supplemental disclosures. Pro Forma Income from Continuing Operations is defined as income from continuing operations excluding start-up/ transition expenses, international tax benefit, and loss on extinguishment of debt. Adjusted EBITDA is defined as net income before net interest expense, income tax and depreciation and amortization, excluding discontinued operations, start-up/ transition expenses and loss on extinguishment of debt. In calculating these adjusted financial measures, GEO excludes certain expenses which it believes are unusual or non-recurring in nature in order to facilitate an understanding of GEO’s operating performance. GEO’s management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units. Adjusted Free Cash Flow is defined as income from continuing operations excluding depreciation and amortization, income taxes, loss on extinguishment of debt and the other items referenced in Table 4 of the Press Release. GEO’s management believes that the Adjusted Free Cash Flow measure provides useful information to GEO’s management and investors regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature.
GEO’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of GEO’s operating results on the same basis as that used by GEO’s management. Additionally, GEO’s management believes that these adjusted financial measures provide useful information to investors about the performance of GEO’s overall business because such financial measures eliminate the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance. GEO’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.

The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Safe-Harbor Statement
This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.
Section 8 — Other Events
Item 8.01 Other Events.
On February 22, 2010, GEO announced that its Board of Directors has approved a stock repurchase program of up to $80.0 million of GEO’s common stock effective through March 31, 2011. The stock repurchase program will be funded primarily with cash on hand, borrowings under GEO’s revolving credit facility, and free cash flow. GEO believes it has the ability to fund the stock repurchase program, its working capital, its debt service requirements, and its maintenance and growth capital expenditure requirements, while maintaining sufficient liquidity for other corporate purposes.
The stock repurchase is intended to be implemented through purchases made from time to time in the open market or in privately negotiated transactions, in accordance with applicable Securities and Exchange requirements. The program may also include repurchases from time to time from executive officers or directors of vested restricted stock and/or vested stock options. The stock repurchase program does not obligate GEO to purchase any specific amount of its common stock and may be suspended or extended at any time at the company’s discretion. a copy of the press release announcing the repurchase is attached hereto as Exhibit 99.3.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
c)	Exhibits
99.1	Press Release, dated February 22, 2010, announcing GEO’s financial results for the quarter and fiscal year ended January 3, 2010

99.2	Transcript of Conference Call discussing GEO’s financial results for the quarter and fiscal year ended January 3, 2010

99.3	Press Release, dated February 22, 2010, announcing GEO’s $80.0 million stock repurchase program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GEO GROUP, INC.
Date: February 26, 2010
/s/ Brian R. Evans
Brian R. Evans
Senior Vice President & Chief Financial Officer (principal financial officer)

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